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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials

                              DELCATH SYSTEMS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

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SEC 1913 (3-99)
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


                        ---------------------------------

                              DELCATH SYSTEMS, INC.
                               1100 SUMMER STREET
                           STAMFORD, CONNECTICUT 06905
                                 (203) 323-8668

                        ---------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 12, 2001

     Notice is hereby given that an Annual Meeting of Stockholders of Delcath Systems, Inc., a Delaware corporation ("Delcath"), will be held on Tuesday, June 12, 2001, at 11:00 a.m. (Eastern Daylight Time) at the Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut, for the following purposes:

     1. To elect one Class II director to serve until the 2004 Annual Meeting of Stockholders and until his successor is elected and qualified;

     2.   To ratify Delcath's 2000 Stock Option Plan;

     3.   To ratify Delcath's 2001 Stock Option Plan; and

     4. To ratify the appointment of KPMG LLP as Delcath's independent public accountants for the fiscal year ending December 31, 2001.

     The stockholders will also consider and act upon any other business that may properly come before the Annual Meeting.

     Reference is hereby made to the accompanying Proxy Statement for more complete information concerning the matters to be acted upon at the Annual Meeting.

     Only holders of record of Delcath's Common Stock, $0.01 par value per share, at the close of business on April 20, 2001 will be entitled to vote at the Annual Meeting and any adjournments thereof.

     Stockholders are requested to complete, sign, date, and return the enclosed proxy card in the enclosed envelope.



                                By Order of the Board of Directors


                                M.S. Koly, President and Chief Executive Officer



Stamford, Connecticut
May 11, 2001

                        ---------------------------------

                              DELCATH SYSTEMS, INC.
                               1100 SUMMER STREET
                           STAMFORD, CONNECTICUT 06905
                                 (203) 323-8668

                        ---------------------------------

                                 PROXY STATEMENT

                        ---------------------------------

     Proxies in the form enclosed with this Proxy Statement are being solicited by the Board of Directors of Delcath Systems, Inc., a Delaware corporation ("Delcath"), for use at an Annual Meeting of Stockholders of Delcath to be held at 11:00 a.m. (Eastern Daylight Time) on Tuesday, June 12, 2001, at the Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut, and any adjournments thereof (the "Meeting"). This proxy is dated May 11, 2001.

     Only holders of record as of the close of business on April 20, 2001 (the "Record Date"), of Delcath's Common Stock, $0.01 par value per share (the "Common Stock"), will be entitled to notice of, and to vote at, the Meeting. As of the Record Date, 3,903,852 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share held by them. Stockholders may vote in person or by proxy. Granting a proxy does not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with Delcath's Secretary at the address set forth above at any time before the original proxy is exercised, or (ii) voting in person at the Meeting.

     Each of M.S. Koly and Samuel Herschkowitz, M.D. are named as attorneys in the proxy. Mr. Koly is the President and Chief Executive Officer of Delcath and is also a member of Delcath's Board of Directors. Dr. Herschkowitz is the Chief Technology Officer of Delcath and is also the Chairman of Delcath's Board of Directors. Mr. Koly or Dr. Herschkowitz will vote all shares represented by properly executed proxies returned in time to be counted at the Meeting, as described below under "Voting Procedures." Any stockholder granting a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors. Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, including the election of directors, the shares represented by the proxy will be voted in accordance with those voting specifications. Shares represented by proxy will be voted FOR each proposal identified on the Notice of the Annual Meeting if no voting instructions are indicated.

     The stockholders will consider and vote upon proposals (i) to elect one Class II director to serve until the 2004 Annual Meeting of Stockholders, (ii) to ratify the 2000 Stock Option Plan, (iii) to ratify the 2001 Stock Option Plan, and (iv) to ratify the appointment of KPMG LLP as Delcath's independent public accountants for fiscal year 2001. Stockholders will also consider and act upon such other business as may properly come before the Meeting.

     Delcath's Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may properly be taken, including

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
any proposal to adjourn the Meeting, Mr. Koly or Dr. Herschkowitz will vote shares represented by all proxies received by the Board of Directors in accordance with his judgment.

     An Annual Report to the Stockholders, containing financial statements for the fiscal years ended December 31, 1999 and 2000, has been furnished to all stockholders entitled to vote. This Proxy Statement and the form of proxy were first mailed to stockholders on or about May 11, 2001.

                                VOTING PROCEDURES

     The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld for any nominee for director, or which contain one or more abstentions, are counted as present for purposes of determining the presence or absence of a quorum for the Meeting.

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting as specified in such proxies.

     Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. The nominee receiving the highest number of affirmative votes of the shares present or represented at the Meeting and voting on the election of directors will be elected as a director. Only shares that are voted in favor of a particular nominee will be counted toward that nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee's achievement of a plurality. Votes at the Meeting will be tabulated by one or more independent inspectors of elections appointed by Delcath.

     For all other matters being submitted to stockholders at the Meeting, the affirmative vote of the majority of shares present (in person or represented by proxy) and voting on that matter is required for approval. Shares voted to abstain, since they are not affirmative votes for the matter, will have the same effect as votes against those matters.

                              ELECTION OF DIRECTORS
                                 (PROXY ITEM 1)
     Delcath's board of directors is divided into three classes of directors serving staggered three-year terms. As a result, approximately one-third of the board of directors will be elected each year. These provisions, together with the provision of our amended and restated certificate of incorporation and by-laws, allow the board of directors to fill vacancies on or increase the size of the board of directors, and may deter a stockholder from removing incumbent directors and filling such vacancies with its own nominees in order to gain control of the board. The staggering of the election of our directors may have the effect of delaying, deferring or discouraging a change of control. Delcath's by-laws provide that its Board of Directors will consist of not fewer than three members. The Board of Directors has fixed the number of directors for Delcath at five, currently.

     A plurality of the votes cast by the holders of Common Stock present or represented by proxy and entitled to vote at the Meeting is required for the election of a nominee. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

     Delcath's Board of Directors has nominated the following person for election as a Class II director of Delcath at the Meeting. The nominee is currently a member of Delcath's Board of Directors. The nominee and the year he first joined the Board of Directors is:
--------------------- ----- ---------------------------- -----------------------
NOMINEE                AGE    YEAR FIRST JOINED BOARD       CURRENT POSITION(S)
-------                ---    -----------------------       -------------------
FRANK G. MANCUSO, JR.   42             1998                       Director
--------------------- ----- ---------------------------- -----------------------

BACKGROUND OF NOMINEES FOR THE BOARD OF DIRECTORS AND CERTAIN KEY OFFICERS

     FRANK G. MANCUSO, JR., 42, has been a director of Delcath since 1998. Mr. Mancuso has been President of FGM Entertainment since 1985. In the past five years, he has produced numerous movies and television series within his own companies and for Paramount Pictures and MGM/United Artists. He has a B.A. from Upsala College.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE NOMINEE AS A DIRECTOR OF DELCATH.

     The following individuals are currently directors of Delcath whose terms of office do not expire at the Annual Meeting and who consequently are not nominees for re-election at the Annual Meeting:

     M.S. KOLY, 60, has been Chief Executive Officer and Treasurer of Delcath since 1998 and has served as a Director since 1988. From 1987 until June 1998, Mr. Koly managed Venkol Ventures, L.P. and Venkol Ventures, Ltd., firms he co-founded with Dr. Herschkowitz. From 1983 to 1987, Mr. Koly was president of Madison Consulting Corporation, a firm he founded. From 1978 to 1983, Mr. Koly was president of Becton-Dickinson Respiratory Systems. Prior to that time, he held various senior management positions at Abbott Laboratories, Stuart Pharmaceuticals and National Patent Development Corp. He received a B.A. from American University and an M.B.A. in marketing and finance from Northwestern University.

     SAMUEL HERSCHKOWITZ, M.D, 51, has been Chairman of the Board of Delcath since 1998 and Delcath's Chief Technical Officer since 1991. In 1987, he co-founded Venkol Ventures L.P. and Venkol Ventures, Ltd., two affiliated venture capital funds specializing in medical technology investments, which are no longer active. Dr. Herschkowitz is board certified in psychiatry and neurology. He is an assistant professor at New York University Medical Center, and has held academic positions at Beth Israel Hospital, Mount Sinai Medical School and Downstate Medical Center. Dr. Herschkowitz graduated from Syracuse University and received his medical degree from Downstate Medical Center College of Medicine.

     WILLIAM I. BERGMAN, 69, has been a director of Delcath since 1996. A retired executive, Mr. Bergman was with Richardson-Vicks from 1956 through 1990 most recently as Vice President-controller of North American Operations, vice president-marketing of colds care business and Canadian operations, president and general manager of Vicks health care division, assistant general manager of Vicks International, and executive vice president of Richardson-Vicks Inc. Following the acquisition of Vicks by The Procter & Gamble Company in 1986, he became the president of Richardson-Vicks, U.S.A. and vice president of The Procter & Gamble Company prior to retirement in 1990. He is also a director of ZymeTx, Inc. a biotech company involved in the development of viral diagnostics. His education includes a B.S. from Drexel University and the advanced management program at Harvard University.

     JAMES V. SORRENTINO, PH.D., 64, has been a director of Delcath since 1996. Since 1992, Dr. Sorrentino has been President of Healthcare Products Development, Inc., a clinical research organization that designs, organizes and manages clinical trials for the pharmaceutical and biological industry. From 1974 to 1992, he held several research positions with Richardson-Vicks Inc., including director of over-the-counter products, Vice President & director of research and development. After Richardson-Vicks Inc. was acquired by The Procter & Gamble Company, he served as director of worldwide clinical development, non-prescription drug products of The Procter & Gamble Company. He received an A.B. in Biology, an M.S. in bacteriology, and a Ph.D. in virology/immunology from the Catholic University of America.

                          BOARD AND COMMITTEE MEETINGS

     The Board of Directors met four (4) times during fiscal year 2000. Each of the directors attended at least 75% of the aggregate of (i) the total number of Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the period in which he or she served).

     The Board of Directors has the authority to fix the compensation of the directors. The directors may be paid their expenses and a fixed sum for their attendance at each meeting of the Board or a stated salary as a director, and each may be reimbursed for his or her expenses. Directors who are employees of Delcath do not currently receive any compensation for serving on the board of directors. Non-employee directors receive $750 for each meeting of the board of directors attended in person or participated in telephonically.

     The Audit Committee of the Board of Directors approves the selection of Delcath's independent accountants and meets and interacts with the independent accountants to discuss questions in regard to Delcath's financial reporting. In addition, the Audit Committee reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants Delcath's annual operating results, considers the adequacy of Delcath's internal accounting procedures and considers and reports to the Board of Directors with respect to other auditing and accounting matters. The Audit Committee also reviews the fees to be paid to and the performance of Delcath's independent auditors. Currently, the members of the Audit Committee are William
I. Bergman, Frank G. Mancuso, Jr., and Dr. James V. Sorrentino.

     The Compensation Committee of the Board of Directors reviews and recommends to the Board of Directors the salaries, benefits and stock option grants of all employees, consultants, directors and other individuals compensated by Delcath. The Compensation Committee also administers Delcath's stock option and other employee benefits plans. Currently, the members of the Compensation Committee are William I. Bergman and Dr. James V. Sorrentino.

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee, at the direction of the Board, has prepared the following report for inclusion in this Proxy Statement. The Audit Committee is comprised of Messrs. Bergman and Mancuso and Dr. Sorrentino, three non-employee directors who are "independent" within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards. The Audit Committee has the responsibility for reviewing the Company's accounting practices, internal accounting controls and financial results and oversees the engagement of the Company's independent auditors.

     The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

     The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented.

     The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence.

     Based on the review and discussions referred to in the foregoing three paragraphs, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

     The Board has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Appendix A to this Proxy Statement.

                                                 William I. Bergman
                                                 Frank G. Mancuso, Jr.
                                                 James V. Sorrentino, Ph.D.

      COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION

     The following table sets forth, for the fiscal years ended December 31, 2000, 1999 and 1998, a summary of compensation awarded to, earned by or paid to Delcath's Chief Executive Officer and all other executive officers whose annual compensation for the fiscal years ended December 31, 2000, 1999, and 1998 exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

------------------------- ------ --------- ------- ----------------------- --------------
       NAME AND            YEAR   SALARY    BONUS   SECURITIES UNDERLYING     ALL OTHER
  PRINCIPAL POSITION                ($)      ($)         OPTIONS (#)        COMPENSATION
------------------------- ------ --------- ------- ----------------------- --------------
M.S. Koly, President and   2000    98,200     0         102,000                0
Chief Executive Officer
------------------------- ------ --------- ------- ----------------------- --------------
                           1999   101,250     0         139,746                0
------------------------- ------ --------- ------- ----------------------- --------------
                           1998    60,000     0            --                  0
------------------------- ------ --------- ------- ----------------------- --------------

OPTION GRANTS IN LAST FISCAL YEAR

Stock options were granted to the Named Executive Officers during the 2000 fiscal year as follows:

----------- -------------------- -------------------- --------------- -----------------
             NUMBER OF SHARES     PERCENT OF TOTAL
              OF COMMON STOCK     OPTIONS GRANTED TO    EXERCISE
NAME         UNDERLYING OPTION    EMPLOYEES IN 2000    PRICE ($/SH.)   EXPIRATION DATE
----------- -------------------- -------------------- --------------- -----------------
M.S. Koly          60,300                37.2%              3.31        December 2005
----------- -------------------- -------------------- --------------- -----------------
                   41,700                25.7%              3.31        December 2005
----------- -------------------- -------------------- --------------- -----------------

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to the Named Executive Officers concerning the exercise of stock options during the fiscal years ended December 31, 2000, 1999 and 1998 and unexercised stock options held as of the end of 2000.

----------  --------  -----------------  ------------------  -----------------
                                             NUMBER OF            VALUE OF
                                             SECURITIES          UNEXERCISED
                                             UNDERLYING         IN-THE-MONEY
                                            UNEXERCISED           OPTIONS AT
                                           OPTIONS AT FY-      FY-END ($) (1)
                       SHARES ACQUIRED    END EXERCISABLE/      EXERCISABLE/
NAME          YEAR       ON EXERCISE       UNEXERCISABLE        UNEXERCISABLE
----------  --------  -----------------  ------------------  -----------------
M.S. Koly     2000            0           191,307/50,439      334,012/77,539
            --------  -----------------  ------------------  -----------------
              1999            0           119,457/20,289      176,661/11,565
            --------  -----------------  ------------------  -----------------
              1998            0                ---                  ---
----------  --------  -----------------  ------------------  -----------------

(1) Calculated based on the fair market value of $5.50 per share (assuming no value is ascribed to the warrant contained in the unit that trades) at the close of trading on December 29, 2000 as reported by The Wall Street Journal, minus the exercise price of the option.

                  PROPOSAL TO RATIFY THE 2000 STOCK OPTION PLAN
                                 (PROXY ITEM 2)

     On June 15, 2000, the Board of Directors adopted, subject to approval of the stockholders, the 2000 Stock Option Plan (the "2000 Plan"). The following is a general summary of the 2000 Plan, which is qualified in its entirety by reference to the 2000 Plan, a copy of which is attached as Appendix B.

GENERAL

     Under the 2000 Plan, stock rights may be granted which are either (i) options intended to qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), (ii) non-qualified stock options ("NQSOs"), or (iii) awards of shares of Common Stock or the opportunity to make a direct purchase of shares of Common Stock ("Stock Awards") (ISOs, NQSOs and Stock Awards, together, being hereinafter referred to as "Stock Rights"). Stock Rights may be granted under the 2000 Plan to employees, directors and other persons who contribute and are expected to contribute materially to the success of Delcath and its subsidiaries.

     The number of shares of Common Stock subject to the 2000 Plan is 300,000 plus the number of shares of Common Stock previously reserved for the granting of options under Delcath's prior stock option plans which are not granted under either of those plans or which are not exercised and cease to be outstanding by reason of cancellation or otherwise. As of May 11, 2001, 6,903 shares of Common Stock remained available for the granting of options under Delcath's prior stock option plans, and 689,682 shares of Common Stock were reserved for issuance under outstanding, unexercised options under all of Delcath's plans. The number of shares subject to the 2000 Plan is subject to adjustment in the case of a stock split, stock dividend, combination, recapitalization or similar transaction.

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
DESCRIPTION OF PLAN

     The Compensation Committee of the Board administers the 2000 Plan. Subject to the provisions of the 2000 Plan, the Committee has the authority to determine the persons to whom Stock Rights will be granted, the number of shares to be covered by each Stock Right, the exercise price per share and the manner of exercise, and the terms and conditions upon which Stock Rights are granted, to accelerate the date of exercise of any installment of any Stock Right, and to interpret the provisions of the 2000 Plan.

     ISOs granted under the 2000 Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant (or less than 110% of fair market value in the case of employees or officers holding 10% or more of the voting stock of Delcath). NQSOs may be granted at an exercise price established by the Committee, which may not be less than the par value of the Common Stock. ISOs granted under the 2000 Plan must expire not more than ten years from the date of grant, and not more than five years from the date of grant in the case of ISOs granted to an employee or officer holding 10% or more of the voting stock of Delcath. No participant may be granted options in any calendar year for the purchase of more than 350,000 shares. Stock Awards may be granted on such terms and conditions as are approved by the Committee, provided that the purchase price per share cannot be less than the par value per share of the Common Stock.

     ISOs and, except as otherwise provided in the pertinent grant documents, NQSOs and Stock Awards granted under the 2000 Plan are exercisable during the optionholder's lifetime only by the optionholder and are not transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974.

     In the event of certain consolidations or acquisitions or a sale of substantially all of Delcath's assets, either (i) the Committee or the entity assuming Delcath's obligations under the 2000 Plan shall make appropriate provision for the continuation of all outstanding options under the 2000 Plan by substituting on an equitable basis for the shares then subject to such options either the consideration payable with respect to the outstanding shares of Common Stock in connection with such consolidation, acquisition or sale or securities of any successor or acquiring company, or (ii) the vesting of all outstanding options under the 2000 Plan will be accelerated and such options will become fully exercisable immediately prior to such consolidation, acquisition or sale.

     The 2000 Plan may be amended by the stockholders or by the Board of Directors or the Committee. Any amendment approved by the Board of Directors or the Committee which is of a scope that requires stockholder approval in order to ensure favorable federal income tax treatment for any ISOs or in order to ensure the compliance of the 2000 Plan with Section 162(m) of the Code will be subject to stockholder approval. No amendment may adversely affect the rights of any participant to whom Stock Rights have previously been granted without that participant's consent.

FEDERAL INCOME TAX CONSEQUENCES

     The discussion of federal income tax consequences that follows is based on an analysis of the Internal Revenue Code as currently in effect, existing law, judicial decisions and administrative regulations and rulings, all of which are subject to change.

INCENTIVE STOCK OPTIONS (ISOS)

     No taxable income is realized by the optionholder upon the grant or exercise of an ISO under the 2000 Plan. If no disposition of shares issued to an optionholder pursuant to the exercise of an ISO is made by the

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
optionholder within the later of (i) two years from the date of grant and (ii) one year after the transfer of such shares to the optionholder, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionholder as a long-term or mid-term capital gain; and any loss sustained will be a long-term capital loss; and (b) no deduction will be allowed to Delcath for federal income tax purposes. Shares held more than one year but not more than eighteen months will be taxed at the mid-term capital gain rate, currently 28%, and shares held more than eighteen months will be taxed at the long-term capital gain rate, currently 20%. The exercise of ISOs will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionholder.

     If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (a) the optionholder will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) Delcath will be entitled to deduct such amount subject to applicable withholding requirements and subject to certain limits on the deductibility of compensation set forth in Section 162(m) of the Internal Revenue Code. Any further gain realized will be taxed as capital gain (as set forth in the preceding paragraph) and will not result in any deduction by Delcath. Special rules apply where all or a portion of the exercise price of the ISO is paid by tendering shares of Common Stock. A disqualifying disposition will eliminate the item of tax preference associated with the exercise of the ISO.

NON-QUALIFIED STOCK OPTIONS (NQSOS)

     No taxable income is realized by the optionholder at the time the NQSO is granted. Generally, (a) at exercise, ordinary income is realized by the optionholder in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and Delcath receives a tax deduction for the same amount, subject to applicable withholding requirements and subject to certain limits on the deductibility of compensation set forth in Section 162(m) of the Internal Revenue Code, and (b) at disposition, appreciation or depreciation after the date of exercise is treated as either capital gain or loss, as set forth above under "Incentive Stock Options."

STOCK AWARDS

     The grant of restricted stock should not result in income for the participant or in a deduction for Delcath for federal income tax purposes if the shares are subject to certain restrictions and conditions of forfeitability. A participant will generally realize taxable compensation income when the restrictions lapse. The amount of such income will be the value of the Common Stock on that date less any amount paid by the participant. Dividends paid on the Common Stock and received by the participant, prior to the lapse of restrictions, will also be taxable compensation income to the participant. If there are no such restrictions, the participant will recognize compensation income equal to the fair market value upon receipt, less the amount of the purchase price paid by the participant. In all cases, Delcath will be entitled to a tax deduction to the extent that, and at the time that, the participant realizes compensation income. Payroll tax withholding will be required.

LIMITATIONS ON COMPANY DEDUCTIONS

     As a result of Section 162(m) of the Code, Delcath's deduction for NQSOs and Stock Awards granted under the 2000 Plan may be limited to the extent that a "covered employee" (i.e., the chief executive officer or one of the four highest compensated officers who is employed on the last day of Delcath's taxable year and whose compensation is reported in the summary compensation table in Delcath's proxy statement) receives compensation in excess of $1,000,000 in such taxable year of Delcath. Excluded from this limitation of deductibility is performance-based compensation that meets specified requirements of Section 162(m) of the Code.

NEW PLAN BENEFITS

     The following table sets forth, as of May 1, 2001, the number of options granted under the 2000 Plan, subject to stockholder approval of the 2000 Plan, to (a) the Named Executive Officers in the Summary Compensation Table above, (b) all current executive officers as a group, and (c) all employees, excluding executive officers, as a group. The number of additional shares or options, if any, that will be granted to such persons is indeterminable at this time, since any such grants are subject to the discretion of the Committee.

----------------------------------------------------------------------------------------------------
                                                     NUMBER OF SHARES SUBJECT
                                                        TO OPTIONS GRANTED
-------------------------------------------------   --------------------------   -------------------
NAME AND POSITION                                       ISO          NQSO         DOLLAR VALUE ($)
-------------------------------------------------   ------------  ------------   -------------------
M.S. Koly, President and Chief Executive Officer       60,300        41,700           142,800
-------------------------------------------------   ------------  ------------   -------------------
Samuel Herschkowitz, M.D., Chairman of the Board       60,300                          84,420
-------------------------------------------------   ------------  ------------   -------------------
William I. Bergman, Director                                         42,000            58,800
-------------------------------------------------   ------------  ------------   -------------------
James V. Sorrentino, Ph.D., Director                                 42,000            58,000
-------------------------------------------------   ------------  ------------   -------------------
All executive officers as a group (1 person)           60,300        41,700           142,800
-------------------------------------------------   ------------  ------------   -------------------
All directors who are not executive officers,
as a group (3 persons)                                 60,300        84,000           202,020
----------------------------------------------------------------------------------------------------

     The exercise price of each option set forth above is $3.3125, and each option expires in December 2005.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE 2000 STOCK OPTION PLAN AS DESCRIBED ABOVE.

                  PROPOSAL TO RATIFY THE 2001 STOCK OPTION PLAN
                                 (PROXY ITEM 3)

     On May 8, 2001, the Board of Directors adopted the 2001 Stock Option Plan (the "2001 Plan"). The following discussion of the 2001 Plan is qualified in its entirety by reference to the 2001 Plan, a copy of which is attached as Appendix
C. Pursuant to the 2001 Plan, the Company has reserved 750,000 shares of Common Stock for issuance to employees, Officers, Directors and consultants of the Company. The 2001 Plan provides that options granted thereunder may be intended to qualify as incentive stock options or may be non-qualified options. Substantially all of the material terms of the 2001 Plan are identical to the provisions of the Company's 2000 Plan, except that the 2001 Plan provides for cashless exercises of options and provides the Compensation Committee with various alternatives for the disposition of options upon a change in control of the Company. As of the record date, no options have been granted pursuant to the 2001 Plan.

     The Board of Directors believes that it is necessary for the Company's growth and success to make the stock of the Company available to employees, officers, directors and consultants of the Company. The 2001 Plan is intended to supplement the Company's current stock option plans and to increase the number of options available for grant to new employees the Company expects to hire over the next several years. For these reasons, the Board of Directors unanimously recommends a vote in favor of the proposal to ratify and approve the 2001 Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE 2001 STOCK OPTION PLAN AS DESCRIBED ABOVE.

         PROPOSAL TO RATIFY SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
                                 (PROXY ITEM 4)

     The Board of Directors has selected the firm of KPMG LLP, independent public accountants, to serve as auditors for the fiscal year ending December 31, 2001. KPMG LLP has served as Delcath's auditors for the past ten fiscal years. Representatives of KPMG LLP are not expected to be in attendance at the Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF KPMG LLP AS DELCATH'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

           SECURITY OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of May 1, 2001, certain information regarding the ownership of Delcath's voting securities by (i) each person who, to the knowledge of Delcath, beneficially owned more than 5% of Delcath's voting securities outstanding on such date, (ii) each director (or nominee for director) of Delcath, (iii) each Named Executive Officer (as defined below under "Compensation and Other Information Concerning Directors and Officers--Executive Compensation"), and (iv) all directors (and the nominee for director) and executive officers as a group.

---------------------------------      --------------      ---------------
          DIRECTORS,                       SHARES           PERCENTAGE OF
      EXECUTIVE OFFICERS                BENEFICIALLY        COMMON SHARES
     AND 5% STOCKHOLDERS:                  OWNED            OUTSTANDING
---------------------------------      --------------      ---------------
M.S. Koly                                 1,666,257            40.2%
---------------------------------      --------------      ---------------
Venkol Trust                              1,406,773            36.0%
---------------------------------      --------------      ---------------
Samuel Herschkowitz, M.D.                   343,827             8.5%
---------------------------------      --------------      ---------------
Frank G. Mancuso, Jr.                       111,840             2.8%
---------------------------------      --------------      ---------------
James V. Sorrentino, Ph.D                   110,664             2.8%
---------------------------------      --------------      ---------------
William I. Bergman                          105,834             2.6%
---------------------------------      --------------      ---------------
Joseph P. Milana                                  0             0.0%
---------------------------------      --------------      ---------------
All directors and executive
officers as a group (six persons)         2,142,664            47.1%
---------------------------------      --------------      ---------------

M.S. Koly's beneficially owned shares include:
o 6,007 shares of the 12,014 shares held by Venkol Inc. as nominee for M.S. Koly;
o    11,731 shares held by M. Ted Koly, M.S. Koly's minor son;
o    241,746 shares issuable upon exercise of options; and
o 1,404,013 shares and 2,760 shares issuable upon exercise of warrants held by Venkol Trust.

Mr. Koly is the trustee of Venkol Trust and is deemed the beneficial owner of its shares.

Samuel Herschkowitz's beneficially owned shares include:
o 6,007 shares of the 12,014 shares held by Venkol Inc. as nominee for Dr. Herschkowitz;
o 181,253 shares held by Venkol Trust and 356 shares issuable upon the exercise of warrants held by the Venkol Trust, as to which Dr. Herschkowitz has a beneficial remainder interest; and
o    144,836 shares which are issuable upon exercise of options.

Frank G. Mancuso's beneficially owned shares include:
o 14,505 shares held by Venkol Trust and 28 shares issuable upon the exercise of warrants held by the Venkol Trust, as to which Mr. Mancuso has a beneficial remainder interest;
o    56,933 shares issuable upon exercise of options; and
o    1,424 shares issuable upon exercise of warrants.

James V. Sorrentino's and William I. Bergman's beneficially owned shares include 98,933 shares issuable upon exercise of options.

The number of shares beneficially owned by all directors and executive officers as a group include 1,406,773 shares and 2,760 shares issuable upon exercise of warrants held by Venkol Trust.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From September 1997 through January 1998, we sold 87,988 shares of common stock to 11 investors for an aggregate consideration to us of $1,275,000. One of the investors was Johnson & Johnson Development Corporation, which invested $500,000. As part of that offering, Venkol Ventures, L.P. and Venkol Ventures, Ltd. purchased an aggregate of 20,703 shares of common stock for approximately $300,000 and Mr. Mancuso, a director of Delcath, purchased 6,901 shares of common stock for $100,000.

     In November 1998, Venkol Ventures, L.P. and Venkol Ventures, Ltd. distributed their shares in Delcath to their limited partners or their designees. The majority of shares were transferred to the Venkol Trust, which is managed by M.S. Koly, our Chief Executive Officer and a director. The shares transferred to the trust included all of our then outstanding shares of class A preferred stock, 117,650 shares of our then outstanding class B preferred stock and 36,076 shares of common stock.

     All of our preferred stockholders converted their preferred stock into 833,873 shares of common stock. The preferred stockholders also accepted 687,058 shares of common stock as payment of $992,780 of estimated accumulated dividends, and a cash dividend of $496,390 as payment of the balance of the accrued dividend, estimated through September 30, 2000. Venkol Trust held all 2,000,000 shares of our class A preferred stock and received 690,099 shares of common stock on conversion of those shares, 612,799 shares of common stock in partial payment of accumulated dividends and a cash dividend of $221,997 in payment of the balance of the accrued dividend. Frank Mancuso, Jr. and Venkol Trust owned 19,608 and 117,650 shares of our class B preferred stock and received 6,766 and 40,595 shares of common stock, upon conversion of those shares, 3,494 shares and 20,967 shares of common stock in payment of $25,825 and $154,952 of accumulated dividends and cash dividends of approximately $12,912 and $77,476, as payment of the balance of the accrued dividends through September 2000.

     In June 1999, we sold an aggregate of 46,987 shares of common stock and three-year warrants to purchase an aggregate of 5,218 shares of common stock at $14.87 per share for aggregate proceeds of $776,192. Mr. Mancuso made a $75,000 investment for which he received 4,540 shares of common stock and warrants to purchase 504 shares of common stock.

     In April 2000, we issued 230,873 shares of common stock to existing security holders and their designees for proceeds of $501,825 in a rights offering. Each of M.S. Koly, Samuel Herschkowitz, our Chairman and Chief Technical Officer, and James Sorrentino, a director of Delcath, purchased 11,732 shares for $25,500, and William Bergman, a director of Delcath, purchased 6,901 shares for $15,000.

     In August and September 2000, Delcath borrowed an aggregate of $230,000 for which it issued promissory notes due on May 27, 2001. The promissory notes bear interest at an annual rate of 22%. Of these loans, $205,000 was borrowed from existing stockholders or relatives of existing stockholders of Delcath. M.S. Koly, Chief Executive Officer, President and a director of Delcath, and Mary Herschkowitz, the mother of Samuel Herschkowitz, M.D., Chairman and Chief Technical Officer of Delcath, provided $50,000 and $40,000 of the loans.

     We believe that each of the transactions with our officers, directors and principal stockholders and their affiliates were on terms no less favorable than could have been obtained from unaffiliated third parties. All future transactions, including loans between us and our officers, directors and stockholders beneficially owning 5% or more of our outstanding voting securities, or their affiliates, will be on terms no less favorable to us than could be obtained in arm's length transactions from unaffiliated third parties. Further, all transactions and loans and any forgiveness of indebtedness owed by any of our officers, directors and stockholders beneficially owning 5% or more of our outstanding voting securities, or their affiliates, to us, must be approved by a majority of our independent directors who do not have an interest in the transactions and who have access, at our expense, to either our legal counsel or independent legal counsel.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires directors, executive officers, and stockholders who own more than 10% of the outstanding common stock of the Company to file with the Securities and Exchange Commission and NASDAQ reports of ownership and changes in ownership of voting securities of the Company and to furnish copies of such reports to the Company.

     Based solely on a review of the copies of such forms received by it, and on written representations from certain reporting persons, the Company believes that with respect to the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its directors, officers and ten-percent stockholders were complied with, except that Messrs. Koly and Bergman and Drs. Herschkowitz and Sorrentino inadvertently failed to report timely on a Form 4 the grant of options in December 2000. All such reports on Form 4 were filed in May 2001.

     The Company is not aware of any other late filings pursuant to Section 16(a) of the Exchange Act.

                              STOCKHOLDER PROPOSALS

     It is contemplated that the next Annual Meeting of Stockholders will be held on or about June 12, 2002. To be eligible for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next Annual Meeting, proposals must be addressed to the Secretary of Delcath and must be received at Delcath's principal executive offices not later than February 28, 2002. In order to avoid controversy as to the date on which a proposal was received by Delcath, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

                            EXPENSES AND SOLICITATION

     The costs of printing and mailing proxies will be borne by Delcath. In addition to soliciting stockholders by mail through its regular employees, Delcath may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of Delcath registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of Delcath may also be made of some stockholders following the original solicitation.


                                 OTHER BUSINESS

     The Board of Directors knows of no other items that are likely to be brought before the Meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.



                                           By Order of the Board of Directors

                                           /s/ M.S. Koly,
                                           President and Chief Executive Officer

May 11, 2001

APPENDIX A

DELCATH SYSTEMS, INC.
AUDIT COMMITTEE CHARTER

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Delcath Systems, Inc. (the "Company") will assist the Board in fulfilling its oversight responsibilities and will have the authority and specific duties described below.

COMPOSITION

The Audit Committee shall be comprised of two or more directors as determined by the Board. The Committee shall be comprised of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member. The members of the Committee will be elected annually at the organizational meeting of the Board. One of the members of the Committee will be elected Committee Chairman by the Board.

RESPONSIBILITY

The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to stockholders and filed with the Securities and Exchange Commission (the "SEC"); (ii) the system of internal controls that management has established; and (iii) the external audit process. In addition, the Committee provides an avenue for communication between the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These functions are conducted by the Company's management and its independent accountants. It is further not the duty of the Committee to plan or to conduct investigations, to resolve any disagreements between management and the independent accountants or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters and all employees of the Company will be directed to cooperate with the Committee and any external professionals retained by them.

MEETINGS

The Committee is to meet four times annually and as many additional times as the Committee deems necessary. The Committee is to meet in separate executive sessions with the Chief Financial Officer of the Company and the independent accountants (and may meet separately with the independent accountants if the Committee so chooses) at least once a year and at other times when considered appropriate.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chairman may request that members of management and representatives of the independent accountants be present at Committee meetings.

SPECIFIC DUTIES

In assisting the Board in carrying out its oversight responsibilities, the Committee will:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review with the Company's management and independent accountants the Company's accounting and financial reporting controls and obtain annually from the independent accountants their view as to the adequacy of such controls.

3. Review with the Company's management and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements.

4. Review the scope and general intent of the independent accountants' annual audit. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

5. Enquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

6. Have a predetermined arrangement with the independent accountants that they will advise the Committee, through its Chairman, and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification, as required under Standards for Communication with Audit Committees, is to be made prior to the related press release or, if not practicable, prior to the Form 10-QSB filing.

7. At the completion of the annual audit, review with management the following:

     o The annual financial statements and related footnotes and financial information to be included in the Company's annual report to stockholders on Form 10-KSB.
     o Results of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.
     o Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Enquire about the cooperation received by in the independent accountants during their audit, including their access to all requested records, data and information.

8. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

9. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

10. Recommend to the Board the selection, retention or termination of the independent accountants.

11. Generally as part of the review of the annual financial statements, have access and receive oral reports, if desired, from the Company's counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

12. Consider such other matters in relation to the financial affairs of the Company, and in relation to the external audit of the Company as the Committee may, in its discretion, determine to be advisable.





Dated: June 15, 2000

APPENDIX B


                              DELCATH SYSTEMS, INC.

                             2000 STOCK OPTION PLAN

1.   Purpose of Plan
     ---------------
     The purpose of this 2000 Stock Option Plan (the "Plan") is to further the growth and development of Delcath Systems, Inc. (the "Company") and any direct and indirect subsidiaries thereof (collectively, "Subsidiaries", and each, singly, a "Subsidiary") by encouraging selected employees, directors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company and affording the Company a means of attracting to its service persons of outstanding ability.

2.   Stock Subject to the Plan
     -------------------------
     An aggregate of 300,000 shares (post-split) of the Company's Common Stock, $.01 par value ("Common Stock"), subject, however, to adjustment or change pursuant to paragraph 12 hereof, shall be reserved for issuance upon the exercise of incentive stock options ("Incentive Stock Options") within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") and nonqualified stock options ("Nonqualified Stock Options") (hereinafter collectively referred to as "Options") which may be granted from time to time in accordance with the Plan. Such shares may be, in whole or in part, as the Stock Option Committee (the "Committee") shall from time to time determine, authorized but unissued shares or issued shares which have been reacquired by the Company. If, for any reason, an Option shall lapse, expire or terminate without having been exercised in full, the unpurchased shares covered thereby shall again be available for purposes of the Plan. Notwithstanding anything in the Plan to the contrary, (i) during the term of the Plan, the maximum aggregate number of shares of Common Stock that shall be subject to options granted under the Plan to any single employee during any calendar year shall be 350,000 shares and (ii) the total amount of shares subject to issued and outstanding options shall not exceed 10% of the shares outstanding during the pendency of the Company's initial public offering.

3.   Administration
     --------------
     (a) The Board of Directors shall appoint the Committee from among its members. Such Committee shall be composed of two or more Directors who shall be "disinterested persons" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Such Committee shall have and may exercise any and all of the powers relating to the administration of the Plan and the grant of Options thereunder as are set forth in subparagraph 3(b) hereof. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, or to discharge such Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of such Committee shall constitute a quorum, and such majority shall determine its action. Any action may be taken without a meeting by written consent of all the members of the Committee. The

Committee shall keep minutes of its proceedings and shall report the same to the Board of Directors at the meeting next succeeding.

     (b) The Committee shall administer the Plan and, subject to the provisions of the Plan, shall have sole authority in its discretion to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares to be subject to each such Option. In making such determinations, the Committee may take into account the nature of the services rendered by such persons, their present and potential contributions to the Company's success and such other factors as the Committee in its sole discretion may deem relevant. Subject to the express provisions of the Plan, the Committee shall also have the authority to interpret the Plan, to prescribe, amend and-rescind rules and regulations relating thereto, to determine the terms and provisions of the respective Option Agreements, which shall be substantially in the form attached hereto as Exhibit A, and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive and not subject to review.

4.   Eligibility for Receipt of Options
     ----------------------------------
     Options hereunder may be granted to any employees, directors, consultants, agents, independent contractors and other persons whom the Committee determines will contribute to the Company's success, provided that non-employees shall only be eligible to receive grants of Nonqualified Stock Options.

     The aggregate Fair Market Value (as defined in paragraph 5 of the Plan), determined as of the time the Option is granted, of the shares of the Company's Common Stock purchasable thereunder exercisable for the first time by an employee during any calendar year may not exceed $100,000.

     Incentive Stock Options may not be granted to any person who, at the time the Incentive Stock Option is granted, owns (or is considered as owning within the meaning of Section 425 (d) of the Code) stock possessing more than 10% of the total combined voting powers of all classes of stock of the Company or any Subsidiary (a "10% Owner"), unless at the time the Incentive Stock Option is granted to a 10% Owner, the option price is at least 110% of the fair market value of the Common Stock subject thereto and such Incentive Stock Option by its terms is not exercisable subsequent to five years from the date of grant.

     Nothing herein contained shall prohibit the Company from granting Options hereunder to any holder of any other incentive or non-incentive stock options of the Company, if any, provided the prospective recipient of Options hereunder is otherwise eligible to receive such Options pursuant to the terms of this Plan, and each type of option is clearly designated.

5.   Option Price
     ------------
     The purchase price of the shares of Common Stock subject to an Option shall be determined by the Committee but shall be no less than 100% of the fair market value of a share of such Stock on the date such Option is granted; provided, however, that (i) an Incentive Stock Option shall not be granted to any individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or parent of the Company, unless the option price per share is not less than 110% of the fair market value of a share of Common Stock on the date of grant, and (ii) in no event, based upon the facts known at the time of the grant, may a purchase price be established hereunder that would result in the disallowance of the Company's expense deduction pursuant to Section 162(m) of the Code.

     In determining the fair market value of the Common Stock as of a specified date (the "Fair Market Value"), the Committee shall consider, if the Common Stock is: (a) publicly traded and listed on the New York Stock Exchange or another national securities exchange, the closing price of the Common Stock on the business day immediately preceding the date as of which the Fair Market Value is being determined, or on the next preceding date on which such Common Stock is traded if no Common Stock was traded on such immediately preceding business day, or, if the Common Stock is not so listed on a national securities exchange, but publicly traded, the representative closing bid price in the over-the- counter market as reported by NASDAQ or as quoted by the National Quotation Bureau or a recognized dealer in the Common Stock, on the date immediately preceding the date as of which the Fair Market Value is being determined, or on the next preceding date on which such Common Stock is traded if no Common Stock was traded on such immediately preceding business day; or (b) not publicly traded, the fair market value as determined by the Committee in good faith based on such factors as it shall deem appropriate. The Committee may also consider such other factors as it shall deem appropriate.

     For purposes of the Plan, the date of grant of an Option shall be the date on which the Committee shall by resolution duly authorize such Option.

6.   Term of Options
     ---------------
     The term of each Option shall be such number of years as the Committee shall determine, subject to earlier termination as herein provided for employee holders, and subject to the limitations set forth in paragraph 4 of this Plan with respect to grants to 10% owners, and for non-employee holders upon or following the occurrence of such events, all as the Committee may determine at the time of grant of an Option, which events may include, without limitation, the termination or cessation of the holder's performance of services to the Company or any subsidiary or the holder's death or disability. In no event shall any Option be for a term of more than ten years from the date of grant. Notwithstanding the foregoing, the term of options intended to qualify as Incentive Stock Options shall not exceed five (5) years from the date of granting thereof if such option is granted to any employee who at the time such option is granted owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company. No Option may be exercised following termination thereof.

7.   Exercise of Options
     -------------------
     (a) (i) Vesting. No Option granted under the Plan shall be exercisable until such date or dates (inclusive of the date of grant and thereafter) as shall be determined by the Committee, but in no event until at least six months from the date of grant, with each Option to be so exercisable to the extent determined by the Committee.

         (ii) Minimum Exercise. An Option may not be exercised for fewer than ten shares at any one time (or the remaining shares then purchasable if less than ten) and may not be exercised for fractional shares of the Company's Common Stock.

     (b) Except as provided in paragraphs 9, 10 and 11 hereof, no Option shall be exercisable unless the holder thereof shall have been an employee of the Company and/or a Subsidiary continuously from the date of grant to the date of exercise.

     (c) (i) The exercise of an Option shall be contingent upon receipt by the Company from the holder of such Option of:

               (1) cash, or a check to the order of the Company, for the full purchase price of the Option shares;

               (2) a written representation that at the time of such exercise it is the optionee's then present intention to acquire the Option shares for investment and not with a view to the distribution or resale thereof (unless a Registration Statement covering the shares purchasable upon exercise of the Options shall have been declared effective by the Securities and Exchange Commission, the Company being under no obligation to file such registration statement or process it to effectiveness);

               (3) a written acknowledgement by the Optionholder, in such form as may be determined by the Committee, that an investment in the Common Stock of the Company involves a high degree of risk, that the Optionholder has received a copy of the Company's financial statements for the most recently ended fiscal year for which such statement is available (which shall be provided annually by the Company to each Optionholder), and that the Optionholder has had the opportunity to ask questions of management concerning the Company prior to the exercise of the Option (the Company to provide such information as the Optionholder may reasonably request};

               (4) such Stockholders' Agreement as the Company may require at the time of exercise of such Option (the "Stockholders' Agreement"), executed and delivered by the holder, the form of which the Company reserves the right to change at any time and from time to time, and which, among other things, may restrict the sale of the Option shares and other shares of capital stock of the Company subsequently acquired by the holder. Specifically, these restrictions may include, without limitation, that Venkol Ventures, L.P. and Venkol Ventures, Ltd. have a right of first refusal to purchase any or all shares of the Company's capital stock owned by the holder following a bona fide offer therefore by a third party. Additionally, in the event the two Venkol entities shall agree to sell all of their holdings in the Company to a third party, such Venkol entities may cause the holder to sell all shares of capital stock of the Company then owned by such holder to the third party. Further, the Stockholders' Agreement may provide that to the extent requested by the managing underwriter in the event of and in respect of an underwritten offering of securities of the Company, the holder will agree to refrain from selling or offering to sell any securities of the Company for such reasonable period of time after the effective date of the registration statement relating to the underwritten offering as the holders of at least seventy-five percent (75%) of the outstanding shares of the Company's Class A Preferred Stock will have agreed to refrain from selling or offering to sell their Class A Preferred Stock and/or Common Stock in the Company issuable upon conversion thereof (the "Underwriter's Lockup"); and

               (5) in the event such holder is an employee of the Company or a Subsidiary, such Escrow Agreement, Pledge Agreement or other agreement as the Company may require (the "Deposit Agreement"), pursuant to which such holder shall deposit, upon such exercise by the holder, with the Company or such third party as may be designated by the Company therefore, the Option shares acquired pursuant to the exercise of such Option, together with stock powers executed in blank by such holder with respect to such Option shares as may be determined by the Company, all so as to facilitate the enforcement of the Underwriter's Lockup described above, the other provisions of the Stockholders' Agreement, and/or the repurchase by the Company of the Option shares described in Paragraph 14 below, and which Deposit Agreement shall .remain in effect until the termination, if at all, of the Stockholders' Agreement (at which time. the Option Shares and related stock powers would be returned).

         (ii) No shares shall be issued until full payment therefore has been made.

         (iii) In the event the representation described in Paragraph 7(c)(i)(2) above is required and made and/or the holder executes and delivers the Stockholders' Agreement, the Committee may cause each certificate evidencing the purchased Common Stock to be endorsed with one or more legends setting forth the restrictions on transfer or otherwise of such Common Stock.

     (d) The holder of an Option shall have none of the rights of a stockholder with respect to the shares purchasable upon exercise of the Option until a certificate for such shares shall have been issued to the holder upon due exercise of the Option.

     (e) The proceeds received by the Company upon exercise of an Option shall be added to the Company's working capital and be available for general corporate purposes.

8.   Non-Transferability of Options
     ------------------------------
     No Option granted pursuant to the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of the holder only by such holder.

9.   Termination of Employment of Holder of Option
     ---------------------------------------------
     In the event the employment with the Company or a Subsidiary of the holder of an Option shall be terminated for any reason other than by reason of death, disability within the meaning of Section 22(e)(3) of the Code, or retirement at or after age 65, such holder's Option shall immediately terminate, lapse and expire. Absence on leave approved by the employer corporation or entity shall not be considered an interruption of employment for any purpose under the Plan.

     Nothing in the Plan or in any Option Agreement granted hereunder shall confer upon any Optionholder any right to commence or continue in the employ of the Company or any Subsidiary or obligate the Company or any Subsidiary to commence or continue the employment of any Optionholder or interfere in any way with the right of the Company or any such Subsidiary to terminate such Optionholder's employment, if any, at any time.

10.  Retirement or Disability of Holder of Option
     --------------------------------------------
     If the employment with the Company or a Subsidiary of the holder of an Option shall be terminated by reason of such holder's disability within the meaning of Section 22(e) (3) of the Code, or retirement at or after age 65, such holder (or such holder's legal representative, on such holder's behalf, if applicable) may, within six months from the date of such termination, exercise such Option, but only to the extent such Option was exercisable by such holder at the date of such termination. Notwithstanding the foregoing, no Option may be exercised subsequent to the date of its expiration.

11.  Death of Holder of Option
     -------------------------
     If the holder of any Option shall die while in the employ of the Company or a Subsidiary (or within six months following termination of employment due to disability within the meaning of Section 22(e) (3) of the Code, or retirement at or after age 65), the Option theretofore granted to such person may be exercised, but only to the extent such Option was exercisable by such holder at the date of death (or the date of termination of employment due to disability or retirement at or after age 65) by the legatee or legatees of such person under such person's Last Will, or by such person's personal representative or distributees, within six months from the date of death but in no event subsequent to the expiration date of the Option.

12.  Adjustments Upon Changes in Capitalization
     ------------------------------------------
     If at any time after the date of grant of an Option, the Company shall by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by such Option and the price per share thereof shall be proportionately adjusted for any such change by the Committee, whose determination thereon shall be conclusive. In the event that a fraction of a share results from the foregoing adjustment, said fraction shall be eliminated and the price per share of the remaining shares subject to the Option adjusted accordingly.

13.  Vesting of Rights Under Options
     -------------------------------
     Neither anything contained in the Plan nor in any resolution adopted or to be adopted by the Committee or the stockholders of the Company shall constitute the vesting of any rights under any Option. The vesting of such rights shall take place only when a written Option Agreement, substantially in the form of the Stock Option Agreement attached hereto as Exhibit A shall be duly executed and delivered by and on behalf of the Company and the person to whom the Option shall be granted.

14.  Repurchase of Option Shares by the Company
     ------------------------------------------
     In the event Option shares are purchased by any individual who is an employee of the Company or a Subsidiary pursuant to any Option granted under the Plan, and such individual's employment shall terminate for any reason whatsoever (including, without limitation, by reason of death, disability or retirement), and the Company's Common Stock is not then listed on a national securities exchange or traded on NASDAQ, and the Company in its sole and absolute discretion elects to purchase such Option shares (the Company being under no obligation to do so), such individual shall agree to sell to the Company all Option shares acquired by such individual under this Plan for a purchase price equal to the fair market value of such Option shares as determined by the Committee based on a price that might be arrived at by a willing buyer and a willing seller, neither being under a compulsion to buy or to sell, and taking into account such factors as it shall deem appropriate, including, without limitation, the restricted nature of such Option shares, including by virtue of the provisions of the Stockholders' Agreement, the minority equity ownership position represented by the Option shares (i.e.. such Option shares would be valued at a lower price by virtue thereof than that which might otherwise be calculated in respect of the relative percentage equity ownership of the Company represented by such Option shares), and the option price established by the Committee as applicable to the then most recent incentive stock options granted by the Company (whether hereunder or otherwise within the meaning of Section 422
(b) of the Code), and such other factors as the Committee may deem appropriate. The foregoing determination hereunder by the Committee of the fair market value of the Option shares shall be conclusive and not subject to review.

15.  Termination and Amendment
     -------------------------
     The Plan, which has been adopted by the Board of Directors on June 15, 2000 and which shall be submitted for ratification by the stockholders of the Company within twelve months of adoption, shall terminate on June 15, 2010, and no Option shall be granted under the Plan after such date. The Board of Directors may at any time prior to such date terminate the Plan or make such modifications or amendments thereto as it shall deem advisable; provided, however, that:

         (i) no increase shall be made in the aggregate number of shares which may be issued under, the Plan;

         (ii) no such termination, modification or amendment shall materially adversely affect the rights of a holder of an Option previously granted under the Plan;

         (iii) no modification shall be made to the requirements of eligibility for participation in the Plan; and

         (iv) no material increase shall be made in the benefits accruing to participants under the Plan.

APPENDIX C

                              DELCATH SYSTEMS, INC.
                             2001 STOCK OPTION PLAN


                                    SECTION 1
                                     GENERAL

1.1  PURPOSE OF PLAN
     ---------------
     The purpose of this 2001 Stock Option Plan (the "Plan") is to further the growth and development of Delcath Systems, Inc. (the "Company") and any direct and indirect subsidiaries thereof (collectively, "Subsidiaries", and each, singly, a "Subsidiary" by encouraging selected employees, directors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company and affording the Company a means of attracting to its service persons of outstanding ability.

1.2  STOCK SUBJECT TO THE PLAN
     -------------------------
     An aggregate of 750,000 shares of the Company's Common Stock, $0.01 par value ("Common Stock"), subject, however, to adjustment or change pursuant to
Section 5.4 hereof, shall be reserved for issuance upon the exercise of incentive stock options ("Incentive Stock Option(s)") within the meaning of
Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") and nonqualified stock options ("Nonqualified Stock Option(s)") (hereinafter collectively referred to as "Options") which may be granted from time to time in accordance with the Plan. Such shares may be, in whole or in part, as the Compensation Committee (the "Committee") shall from time to time determine, authorized but unissued shares or issued shares, which have been reacquired by the Company. If, for any reason, an Option shall lapse, expire or terminate without having been exercised in full, the unpurchased shares covered thereby shall again be available for purposes of the Plan. Notwithstanding anything in the Plan to the contrary, during the term of the Plan, the maximum aggregate number of shares of Common Stock that shall be subject to Options granted under the Plan to any single employee during any calendar year shall be 350,000 shares.

                                    SECTION 2
                             COMPENSATION COMMITTEE

2.1  ADMINISTRATION
     --------------
     The Board of Directors shall appoint the Committee from among its members. Such Committee shall be composed of two or more Directors who shall be "disinterested persons" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such Committee shall have and may exercise any and all of the powers relating to the administration of the Plan and the grant of Options thereunder as are set forth in Section 2.2 hereof. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, or to discharge such Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of such Committee shall constitute a quorum, and such majority shall determine its action. Any action may be taken without a meeting by written consent of all the members of the Committee. The Committee shall keep minutes of its proceedings and shall report the same to the Board of Directors at the meeting next succeeding.

2.2  POWERS OF COMMITTEE
     -------------------
     The Committee's administration of the Plan shall be subject to the following:

     (a) The Committee shall administer the Plan and, subject to the provisions of the Plan, shall have sole authority in its discretion to determine the persons to whom (collectively, "Optionholders", and each, singly, an "Optionholder"), and the time or times at which, Options shall be granted, and the number of shares to be subject to each such Option.

     (b) In making such determinations, the Committee may take into account the nature of the services rendered by such persons, their present and potential contributions to the Company's success and such other factors as the Committee in its sole discretion may deem relevant.

     (c) Subject to the express provisions of the Plan, the Committee shall also have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating thereto, to determine the terms and provisions of the respective Option Agreements, which shall be substantially in the form attached hereto as Exhibit A, and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive and not subject to review.

2.3  DELEGATION BY COMMITTEE
     -----------------------
     Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

2.4  INFORMATION TO BE FURNISHED TO COMMITTEE
     ----------------------------------------
     The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Optionholder's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Employees and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                    SECTION 3
                                     OPTIONS

3.1  ELIGIBILITY FOR RECEIPT OF OPTIONS
     ----------------------------------
     Options hereunder may be granted to any employees, directors, consultants, agents, independent contractors and other persons whom the Committee determines will contribute to the Company's success, provided that non-employees shall only be eligible to receive grants of Nonqualified Stock Options.

     The aggregate Fair Market Value (as defined in Section 3.3 of the Plan), determined as of the time an Incentive Stock Option is granted, of the shares of the Company's Common Stock purchasable thereunder exercisable for the first time by an Optionholder during any calendar year may not exceed $100,000.

     Incentive Stock Options may not be granted to any person who, at the time the Incentive Stock Option is granted, owns (or is considered as owning within the meaning of Section 425(d) of the Code) stock possessing more than 10% of the total combined voting powers of all classes of stock of the Company or any Subsidiary (a "10% Owner"), unless at the time the Incentive Stock Option is granted to a 10% Owner, the Exercise Price (as defined in Section 3.2) is at least 110% of the Fair Market Value of the Common Stock subject thereto and such Incentive Stock Option by its terms is not exercisable subsequent to five years from the date of grant.

     Nothing herein contained shall prohibit the Company from granting Options hereunder to any holder of any other incentive or non-incentive stock options of the Company, if any, provided the prospective recipient of Options hereunder is otherwise eligible to receive such Options pursuant to the terms of this Plan, and each type of option is clearly designated.

3.2  EXERCISE PRICE
     --------------

     The "Exercise Price" of each Option granted under this Agreement shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that:

     (a) The Exercise Price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant,

     (b) An Incentive Stock Option shall not be granted to any individual who, at the time of grant, is a 10% Owner, unless the Exercise Price is not less than 110% of the Fair Market Value of a share of Common Stock on the date of grant, and

     (c) In no event, based upon the facts known at the time of the grant, may an Exercise Price be established hereunder that would result in the disallowance of the Company's expense deduction pursuant to Section 162(m) of the Code.

3.3  FAIR MARKET VALUE
     -----------------
     In determining the Fair Market Value of the Common Stock as of a specified date (the "Fair Market Value"), the Committee shall consider if the Common Stock is:

     (a) publicly traded and listed on the New York Stock Exchange or another national securities exchange, the closing price of the Common Stock on the business day immediately preceding the date as of which the Fair Market Value is being determined, or on the next preceding date on which such Common Stock is traded if no Common Stock was traded on such immediately preceding business day, or, if the Common Stock is not so listed on a national securities exchange, but publicly traded, the representative closing bid price in the over-the-counter market as reported by NASDAQ or as quoted by the National Quotation Bureau or a recognized dealer in the Common Stock, on the date immediately preceding the date as of which the Fair Market Value is being determined, or on the next preceding date on which such Common Stock is traded if no Common Stock was traded on such immediately preceding business day; or

     (b) not publicly traded, the Fair Market Value as determined by the Committee in good faith based on such factors as it shall deem appropriate. The Committee may also consider such other factors as it shall deem appropriate.

3.4  DATE OF GRANT
     -------------
     For purposes of the Plan, the date of grant of an Option shall be the date on which the Committee shall by resolution duly authorize such Option.

                                    SECTION 4
                               EXERCISE OF OPTIONS

4.1  TERM OF OPTIONS
     ---------------
     The term of each Option shall be such number of years as the Committee shall determine, subject to earlier termination as herein provided for employee Optionholders, and subject to the limitations set forth in Section 3.1 of this Plan with respect to grants to 10% owners, and for non-employee Optionholders upon or following the occurrence of such events, all as the Committee may determine at the time of grant of an Option, which events may include, without limitation, the termination or cessation of the Optionholder's performance of services to the Company or any subsidiary or the Optionholder's death or disability. In no event shall any Option be for a term of more than ten years from the date of grant. Notwithstanding the foregoing, the term of Options intended to qualify as Incentive Stock Options shall not exceed five years from the date of granting thereof if such Option is granted to any employee who at the time such option is granted owns more than 10% of the total combined voting power of all classes of stock of the Company. No Option may be exercised following termination thereof.

4.2  VESTING
     -------
     No Option granted under the Plan shall be exercisable until such date or dates (inclusive of the date of grant and thereafter) as shall be determined by the Committee, but in no event until at least six months from the date of grant, with each Option to be so exercisable to the extent determined by the Committee

4.3  MINIMUM EXERCISE
     ----------------
     An Option may not be exercised for fewer than ten shares at any one time (or the remaining shares then purchasable if less than ten) and may not be exercised for fractional shares of the Company's Common Stock.

4.4  RESTRICTION
     -----------
     Except as provided in Sections 5.1, 5.2 and 5.3 hereof, no Option shall be exercisable unless the holder thereof shall have been an employee of the Company and/or a Subsidiary continuously from the date of grant to the date of exercise.

4.5  PAYMENT OF OPTION EXERCISE PRICE
     --------------------------------
     The payment of the Exercise Price of an Option shall be subject to the following:

     (a) The Exercise Price shall be payable in cash, by check made payable to the Company, or by tendering, by either actual delivery of shares or by attestation, shares of Common Stock that: (i) the Optionholder has held for at least six (6) months, and (ii) are valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

     (b) The Committee may permit an Optionholder to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise, and upon receipt of such payment, the Company delivers the exercised shares to the third party.

     (c) The Committee may permit the Company to loan the Optionholder sufficient funds to pay the Exercise Price (and any tax withholdings resulting from such exercise) upon the exercise of an Option.

     (d) A written representation that at the time of such exercise it is the optionee's then present intention to acquire the Option shares for investment and not with a view to the distribution or resale thereof (unless a Registration Statement covering the shares purchasable upon exercise of the Options shall have been declared effective by the Securities and Exchange Commission, the Company being under no obligation to file such registration statement or process it to effectiveness);

     (e) A written acknowledgement by the Optionholder, in such form as may be determined by the Committee, that an investment in the Common Stock of the Company involves a high degree of risk, that the Optionholder has received a copy of the Company's financial statements for the most recently ended fiscal year for which such statement is available (which shall be provided annually by the Company to each Optionholder), and that the Optionholder has had the opportunity to ask questions of management concerning the Company prior to the exercise of the Option (the Company to provide such information as the Optionholder may reasonably request;

     (f) Such Stockholders' Agreement as the Company may require at the time of exercise of such Option (the "Stockholders' Agreement"), executed and delivered by the Optionholder, the form of which the Company reserves the right to change at any time and from time to time, and which, among other things, may restrict the sale of the Option shares and other shares of capital stock of the Company subsequently acquired by the Optionholder; and

     (g) In the event such Optionholder is an employee of the Company or a Subsidiary, such Escrow Agreement, Pledge Agreement or other agreement as the Company may require (the "Deposit Agreement"), pursuant to which such Optionholder shall deposit, upon such exercise by the Optionholder, with the Company or such third party as may be designated by the Company, the Option shares acquired pursuant to the exercise of such Option, together with stock powers executed in blank by such Optionholder with respect to such Option shares as may be determined by the Company, the other provisions of the Stockholders' Agreement, and/or the repurchase by the Company of the Option shares described in Section 5.6 below, and which Deposit Agreement shall remain in effect until the termination, if at all, of the Stockholders' Agreement (at which time the Option shares and related stock powers would be returned).

     (h) Subject to the provisions of this Section 4.5, the full Exercise Price for shares of Common Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in Sections 4.5(b) and 4.5(c), payment may be made as soon as practicable after the exercise).

     (i) In the event the representation described in Section 4.5(d) is required and made and/or the Optionholder executes and delivers the Stockholders' Agreement, the Committee may cause each certificate evidencing the purchased Common Stock to be endorsed with one or more legends setting forth the restrictions on transfer or otherwise of such Common Stock.

4.6  RESTRICTIONS ON OPTIONHOLDER'S RIGHTS
     -------------------------------------
     The Optionholder shall have none of the rights of a stockholder with respect to the shares purchasable upon exercise of the Option until a certificate for such shares shall have been issued to the holder upon due exercise of the Option.

4.7  USE OF PROCEEDS
     ---------------
     The proceeds received by the Company upon exercise of an Option shall be added to the Company's working capital and be available for general corporate purposes.

4.8  NON-TRANSFERABILITY OF OPTIONS
     ------------------------------
     No Option granted pursuant to the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of the Optionholder only by such Optionholder.


                                    SECTION 5
                 TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL

5.1  TERMINATION OF EMPLOYMENT OF OPTIONHOLDER
     -----------------------------------------
     In the event the employment with the Company (or a Subsidiary thereof) of an Optionholder shall be terminated for any reason other than by reason of death, disability within the meaning of Section 22(e)(3) of the Code, retirement at or after age 65, or termination of employment without cause, such Optionholder's Option shall immediately terminate, lapse and expire. Absence or leave approved by the Company shall not be considered an interruption of employment for any purpose under the Plan.

     In the event that the Optionholder's employment with the Company (or a Subsidiary thereof) is terminated without cause, the unexpired vested portion of the Optionholder's Option will immediately terminate, lapse and expire unless the Optionholder provides written notice of exercise of the vested portion of the Option within two weeks from the date of termination of the Optionholder's employment with the Company (or a Subsidiary thereof).

     Nothing in the Plan or in any Option Agreement granted hereunder shall confer upon any Optionholder any right to commence or continue in the employ of the Company or any Subsidiary or obligate the Company or any Subsidiary to commence or continue the employment of any Optionholder or interfere in any way with the right of the Company or any such Subsidiary to terminate such Optionholder's employment, if any, at any time.

5.2  RETIREMENT OR DISABILITY OF OPTIONHOLDER
     ----------------------------------------
     If the employment with the Company or a Subsidiary of the Optionholder shall be terminated by reason of such Optionholder's disability within the meaning of Section

22(e)(3) of the Code, or retirement at or after age 65, such Optionholder (or such Optionholder's legal representative, on such Optionholder's behalf, if applicable) may, within six months from the date of such termination, exercise such Option, but only to the extent such Option was exercisable by such Optionholder at the date of such termination. Notwithstanding the foregoing, no Option may be exercised subsequent to the date of its expiration.

5.3  DEATH OF OPTIONHOLDER
     ---------------------
     If the Optionholder shall die while in the employ of the Company or a Subsidiary (or within six months following termination of employment due to disability within the meaning of Section 22(e)(3) of the Code, or retirement at or after age 65), the Option theretofore granted to such person may be exercised, but only to the extent such Option was exercisable by such Optionholder at the date of death (or the date of termination of employment due to disability or retirement at or after age 65) by the legatee or legatees of such person under such person's Last Will, or by such person's personal representative or distributees, within six months from the date of death but in no event subsequent to the expiration date of the Option.

5.4  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
     ------------------------------------------
     If at any time after the date of grant of an Option, the Company shall by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by such Option and the price per share thereof shall be proportionately adjusted for any such change by the Committee, whose determination thereon shall be conclusive. In the event that a fraction of a share results from the foregoing adjustment, said fraction shall be eliminated and the price per share of the remaining shares subject to the Option adjusted accordingly.

5.5  CHANGE IN CONTROL
     -----------------
     Subject to the provisions of Section 5.4, and except as otherwise provided in the Plan, upon the occurrence of a Change in Control (as defined in Section 5.6) the Committee may determine that:

     (a) All outstanding Options shall become fully vested and exercisable on a fully diluted basis and all Optionholders shall receive 30-days notice of a Change in Control and an opportunity to exercise their respective Options; or

     (b) All outstanding Options shall be paid out immediately in cash for the full value of the Options as determined by the Committee on the date of the occurrence of the Change in Control; or

     (c) All outstanding Options shall be substituted for options in the corporation resulting from the Change in Control.

5.6  CHANGE IN CONTROL DEFINED
     -------------------------
     The term "Change in Control" means a change in the beneficial ownership of the Company's voting stock or a change in the composition of the Company's Board of Directors (the "Board") that occurs as follows:

     (a) An acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) and 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the total voting power of the Company's then outstanding stock; excluding however, the following:

     (i) Any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company,

     (ii)   Any acquisition by the Company, or

     (iii) Any acquisition by any employee benefit plan sponsored or maintained by the Company or any corporation controlled by the Company, or

     (iv) Any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this
            Section 5.5; or

     (b) A change in the composition of the Board such that the individuals who were the Board's nominees for election as directors of the Company immediately prior to a meeting of the stockholders of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a member of the Board whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals comprising the Incumbent Board shall be considered as though such individuals were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

     (c) The approval by the stockholders of the Company of a reorganization, merger, consolidation, share exchange or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Corporate Transaction pursuant to which:

     (i) All or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Company's outstanding securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of the outstanding stock of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly or through one or more Subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Company's outstanding stock, as the case may be,

     (ii) No Person (other than the Company, an employee benefit plan of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of the outstanding stock of the corporation resulting from such Corporate Transaction, and

     (iii) Individuals who were members of the Incumbent Board will constitute at least a majority of the members of the Board of the corporation resulting from such Corporate Transaction; or

     (d) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

5.7  VESTING OF RIGHTS UNDER OPTIONS
     -------------------------------
     Neither anything contained in the Plan nor in any resolution adopted or to be adopted by the Committee or the stockholders of the Company shall constitute the vesting of any rights under any Option. The vesting of such rights shall take place only when a written Option Agreement, substantially in the form of the respective Option Agreements attached hereto as Exhibit A shall be duly executed and delivered by and on behalf of the Company and the person to whom the Option shall be granted.

                                    SECTION 6
                            TERMINATION AND AMENDMENT

6.1  TERMINATION AND AMENDMENT
     -------------------------
     The Plan, which has been adopted by the Board of Directors on May 8, 2001 and which shall be submitted for ratification by the stockholders of the Company within twelve months of adoption, shall terminate on May 8, 2011, and no Option shall be granted under the Plan after such date. The Board of Directors may at any time prior to such date terminate the Plan or make such modifications or amendments thereto as it shall deem advisable; provided, however, that:

     (a) no increase shall be made in the aggregate number of shares which may be issued under the Plan;

     (b) no such termination, modification or amendment shall materially adversely affect the rights of an Optionholder previously granted under the Plan;

     (c) no modification shall be made to the requirements of eligibility for participation in the Plan; and

     (d) no material increase shall be made in the benefits accruing to participants under the Plan.

                              [FRONT OF PROXY CARD]



[X]  Please mark your votes as in this example



                 FOR NOMINEE     WITHHOLD
                  LISTED AT    AUTHORITY FOR
                    RIGHT        NOMINEE

1.   Election of     [ ]           [ ]      To vote for the election of Frank G.
     Directors                              Mancuso, Jr. as a Class II director.


                                             FOR       AGAINST      ABSTAIN
2.   Proposal to ratify the 2000
     Stock Option Plan                       [ ]         [ ]          [ ]


3.   Proposal to ratify the 2001
     Stock Option Plan                       [ ]         [ ]          [ ]


4. Proposal to ratify the appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEE AS DIRECTOR AND FOR PROPOSALS 2, 3 AND 4 AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS SAID ATTORNEY(S) MAY DEEM ADVISABLE.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON TUESDAY, JUNE 12, 2001 AT 11:00 A.M. AT THE HYATT REGENCY GREENWICH, 1800 EAST
PUTNAM AVENUE, OLD GREENWICH, CONNECTICUT.   [ ]


[AFFIX LABEL HERE]


Signature: _______________________________________________  Date: ________


Signature: _______________________________________________  Date: ________
              Additional signature(s) if held jointly



NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN.
      IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR OTHER FIDUCIARY, PLEASE INDICATE TITLE OR CAPACITY IN WHICH SIGNED.

                              [BACK OF PROXY CARD]







                              DELCATH SYSTEMS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2001


Revoking all prior proxies, the undersigned, a stockholder of DELCATH SYSTEMS, INC. (the "Company"), hereby appoints M.S. Koly and Samuel Herschkowitz, M.D., or either of them, as attorneys and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company's Common Stock, par value $0.01 per share ("Common Stock") owned by the undersigned at the Annual Meeting of the Stockholders of the Company to be held at the Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut, at 11:00 a.m. local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.

                IMPORTANT: SIGNATURE REQUIRED ON THE REVERSE SIDE